UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
__________________

Date of Report (Date of earliest event reported): May 23, 2016
___________________

COGENTIX MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-20970	13-3430173
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5420 Feltl Road Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)

(952) 426-6140
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On May 23, 2016, Cogentix Medical, Inc. (the “Company”) and all of the then-current members of the Board of Directors of the Company (the “Board”), including Mr. Lewis Pell who has been independently soliciting proxies to support his proposals (the “Pell Proposals”) for the Company’s 2016 Annual Meeting of Stockholders originally scheduled for May 20, 2016 and adjourned for May 24, 2016 (the “Annual Meeting”), entered into an agreement (the “Settlement Agreement”) to settle the pending proxy contest between the Company and Mr. Pell and related litigation in connection with the Annual Meeting (the “Settlement”).

Under the terms of the Settlement Agreement, (i) the parties to the Settlement Agreement agreed to take all necessary steps to cause the Annual Meeting to be held on May 24, 2016 as adjourned and to conduct all business on the agenda as set forth in the Pell Proposals for the Annual Meeting including the qualification of Messrs. Lewis Pell, Howard Zauberman and Dr. James D’Orta as Class I directors to be elected to serve on the Board, (ii) Mr. Robert Kill, the then-current President, Chief Executive Officer and Corporate Secretary of the Company, agreed to resign as an employee and officer of the Company and any of its affiliates and subsidiaries, including his position as the President, Chief Executive Officer and Corporate Secretary of the Company effective as of May 23, 2016 and Mr. Kill will receive severance payments in respect of any and all contracts with the Company and any of its affiliates and subsidiaries pursuant to the terms of a Separation and Release Agreement by and between the Company and Mr. Kill dated May 23, 2016 (the “Separation and Release Agreement”), (iii) Mr. Darin Hammers, the current Chief Operating Officer of the Company, was appointed to serve as the interim Chief Executive Officer and President for 90 days, after which time, on the condition of his adequate performance in the sole judgment of a majority of the Board, the Company intends to appoint him as Chief Executive Officer and President of the Company and a director on the Board to fill the vacancy created by Mr. Kill’s resignation, (iv) each of Messrs. Robert Kill, Kevin Roche, who had been serving as the Chair of the Governance and Nominating Committee, and Kenneth Paulus, who had been serving as the Chair of the Compensation Committee and the Chair and financial expert of the Audit Committee, agreed to resign as a director of the Company effective as of May 24, 2016 and the remaining members of the Board agreed to use best efforts to, within 60 days of the effectiveness of such resignations, nominate and elect as directors two (2) outside, independent directors who are qualified under the Company’s governing documents and policy, including one director to be qualified under NASDAQ Rule 5605(c)(2) as a financial expert, and (v) the parties to the Settlement agreed to certain mutual release of claims relating to or arising out of the governance and management of the Company, the proxy contest and/or other matters as issue in the related litigation.

The foregoing description of the Settlement Agreement is a summary of the material terms of the Settlement Agreement and is qualified in its entirety by the terms of the Settlement Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Pursuant to the terms of the Separation and Release Agreement, which includes certain mutual release of claims and also operates to terminate Mr. Kill’s existing employment agreement dated July 22, 2013, as amended, (i) the Company will provide Mr. Kill with the total gross amount of $1.5 million in installments commencing in July 2016 and ending in June 2018 (the “Separation Payment”) as severance payments, (ii) $950,000 of the Separation Payment is in full and final satisfaction of any amounts due or which could be due under Mr. Kill’s employment agreement or otherwise (the “Due Amount”), and (iii) $550,000 of the Separation Payment is in excess of the Due Amount.

The foregoing description of the Separation and Release Agreement is a summary of the material terms of the Separation and Release Agreement and is qualified in its entirety by the terms of the Separation and Release Agreement, which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in response to this Item 5.02.

In connection with the Settlement Agreement and the Separation and Release Agreement described under Item 1.01 of this Current Report on Form 8-K, Mr. Robert Kill (i) resigned from the Board as a Class II director and Chairman of the Board effective as of May 24, 2016, and (ii) also resigned as an employee and officer of the Company and any of its affiliates and subsidiaries, including his position as the President, Chief Executive Officer and Corporate Secretary of the Company effective as of May 23, 2016.

Effective as of May 24, 2016, and in connection with the Settlement Agreement described under Item 1.01 of this Current Report on Form 8-K, Mr. Kenneth Paulus resigned from the Board as a Class III director, as a member of each of the Compensation Committee, the Governance and Nominating Committee and Audit Committee, and as Chair of the Compensation Committee and the Chair and financial expert of the Audit Committee.

Effective as of May 24, 2016, and in connection with the Settlement Agreement described under Item 1.01 of this Current Report on Form 8-K, Mr. Kevin Roche resigned from the Board as a Class III director, as a member of each of the Compensation Committee, the Governance and Nominating Committee and Audit Committee, and as the Chair of the Governance and Nominating Committee. The Company believes Mr. Roche’s resignation was due to his disagreements with Mr. Pell and the Company's recent leadership changes upon the Settlement. In connection with his resignation, Mr. Roche, who signed the Settlement Agreement, delivered a letter dated May 24, 2016 (the “Roche Letter”) to the remaining directors on the Board, setting forth the reasons for his resignation including his disagreements with Mr. Pell and the Company's recent leadership changes upon the Settlement. As required by Item 5.02 of this Current Report on Form 8-K, a copy of the Roche Letter is filed herewith as Exhibit 17.1 exactly in the form in which it was provided, without redaction or modification of any kind and is incorporated herein by reference.

Effective as of May 24, 2016, and in connection with the Settlement Agreement described under Item 1.01 of this Current Report on Form 8-K, Mr. Darin Hammers, the current Chief Operating Officer of the Company, was appointed as the interim Chief Executive Officer and President for 90 days. The Company and Mr. Hammers entered into a Second Amendment to Employment Agreement dated May 24, 2016 (the “Second Amendment”) to amend the severance terms of his existing Employment Agreement, dated August 20, 2014, as amended, to provide that the Company, or its successors or assigns, will pay Mr. Hammers an amount equal to twelve (12) times his monthly base salary upon the failure by the Board to appoint him to serve as the Chief Executive Officer and President of the Company and as a Director on the Board on or prior to August 22, 2016. The foregoing description is a summary of the material terms of the Second Amendment and is qualified in its entirety by the terms of the Second Agreement, which is filed herewith as Exhibit 10.3 and incorporated herein by reference. Mr. Hammers has served as Cogentix’s Senior Vice President of Global Sales and Marketing since March 31, 2015 until January 4, 2016, when he was promoted to the position of Chief Operating Officer, and had served in the same role for Uroplasty, Inc. from September 2013 until March 31, 2015. From February 2013 until September 2013, he had served as Uroplasty’s Vice President of Global Sales. Prior to joining Uroplasty, Mr. Hammers had been the Vice President of Sales – Bard Medical Division at CR Bard from 2009 to 2013. He had held roles of increasing responsibility in sales and sales management with Boston Scientific Corporation from 1996 to 2009.

At the Board meeting held on May 24, 2016 immediately after the Annual Meeting, Mr. Zauberman resigned from Class I and was appointed by the Board to Class III to rebalance the Board composition under each class in accordance with the Company’s certificate of incorporation and bylaws. Mr. Zauberman was also elected as Executive Chairman of the Board at the Board meeting. Both Dr. Cheryl Pegus and Dr. James D’Orta were appointed and agreed to serve on each of the Compensation Committee, the Governance and Nominating Committee and Audit Committee. Dr. Pegus will serve as the Chair of the Governance and Nominating Committee, and Dr. D’Orta will serve as the Chair of the Compensation Committee and the Chair of the Audit Committee.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 24, 2016, Cogentix Medical, Inc. held its Annual Meeting of Stockholders at Minneapolis Marriott Southwest in Minnetonka, Minnesota (the “Annual Meeting”). At the Annual Meeting, the following proposals were submitted to a vote by stockholders and approved, the preliminary voting results for each of which are set forth below:

1.           To elect three (3) Class I director nominees, Lewis C. Pell, Howard I. Zauberman and James A. D’Orta to the Board of the Company for a three-year term ending at 2019 Annual Meeting of Stockholders or until their respective successors are elected and qualified. This proposal is discussed on pages 7 through 11 of Mr. Pell’s proxy statement.

	FOR	WITHHOLD	BROKER NON-VOTE
Lewis C. Pell	13,109,270	5,457,371	0
Howard I. Zauberman	10,033,912	276,485	0
James A. D’Orta	10,019,513	290,884	0

2.           To repeal any provision or amendment to the By-laws in effect at the time this Proposal becomes effective that was not included in the By-laws as filed by the Company with the Securities and Exchange Commission on July 15, 2009, without the approval of the stockholders of the Company. This proposal is discussed on page 12 of Mr. Pell’s proxy statement.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
10,022,164	286,817	1,416	0

3.           To repeal any action taken by the Board relating to the composition of the Board approved on or after March 28, 2016 and prior to the 2016 Annual Meeting. This proposal is discussed on pages 12 through 13 of Mr. Pell’s proxy statement.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
10,021,027	286,396	2,974	0

4,           To remove any person or persons, other than those elected at this meeting, elected or appointed to the Board to fill any vacancy or newly created directorship on or after March 28, 2016 and prior to the 2016 Annual Meeting. This proposal is discussed on pages 13 through 14 of Mr. Pell’s proxy statement.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
10,022,985	285,896	1,516	0

5.           To require that the Board adopt a policy, and amend the By-laws as necessary, to require the position of chairman of the Board be held by an individual who does not concurrently hold the position of Chief Executive Officer of the Company. This requirement shall apply prospectively so as not to violate any contractual obligation at the time this resolution is adopted. This proposal is discussed on page 14 of Mr. Pell’s proxy statement.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
7,429,592	285,876	2,594,929	0

6.           To require that the Board adopt a policy, and amend the By-laws as necessary, to require that the positions of Principal Accounting Officer or Principal Financial Officer of the Company be held by an individual who does not also hold the position of Chief Executive Officer of the Company. This requirement shall apply prospectively so as not to violate any contractual obligation at the time this resolution is adopted. This proposal is discussed on pages 14 through 15 of Mr. Pell’s proxy statement.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
7,431,917	285,731	2,592,749	0

7.           To ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2016.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
18,302,205	246,906	17,531	0

8.           To hold an advisory vote on executive compensation.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
7,436,831	8,500,861	2,628,950	0

9.           To recommend the adoption by the Board of Directors of a policy that the Chair of the Board of Directors shall be an independent director who is not a current or former employee of the company, and whose only nontrivial professional, familial or financial connection to the company or its Chief Executive Officer is the directorship; provided the policy should be implemented so as not to violate any existing agreement and should allow for departure under extraordinary circumstances such as the unexpected resignation of the Chair.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
8,194,646	49,626	11,973	0

10.           To recommend the adoption by the Board of Directors of a policy that the positions of principal accounting officer or principal financial officer of our company be held by an individual or individuals who do not concurrently hold the position of Chief Executive Officer of our company; provided the policy should be implemented so as not to violate existing agreement and should allow for departure under extraordinary circumstances such as the unexpected resignation of the principal accounting officer or principal financial officer.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
8,172,307	73,851	10,087	0

There were no other matters voted upon at the Annual Meeting.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Settlement Agreement dated May 23, 2016 (filed herewith)
10.2	Separation and Release Agreement dated May 23, 2016 (filed herewith)
10.3	Second Amendment to Employment Agreement dated May 24, 2016 (filed herewith)
17.1	Letter dated May 24, 2016 (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 27, 2016	COGENTIX MEDICAL, INC.

	By:	/s/ Darin Hammers
	Name:	Darin Hammers
	Title:	President and Chief Executive Officer

COGENTIX MEDICAL, INC.
CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
10.1	Settlement Agreement dated May 23, 2016	Filed electronically herewith
10.2	Separation and Release Agreement dated May 23, 2016	Filed electronically herewith
10.3	Second Amendment to Employment Agreement dated May 24, 2016	Filed electronically herewith
17.1	Letter dated May 24, 2016	Filed electronically herewith